GREENWICH STREET SERIES FUND

SUPPLEMENT DATED OCTOBER 26, 2005

TO THE STATEMENT OF ADDITIONAL INFORMATION DATED APRIL 30, 2005, AS AMENDED SEPTEMBER 19, 2005, OF THE PORTFOLIOS INDICATED BELOW

The following supplements certain disclosure in the Statement of Additional Information:

Legal Matters

Beginning in August 2005, five putative class action lawsuits alleging violations of federal securities laws and state law were filed against Citigroup Global Markets Inc. and Smith Barney Fund Management LLC (“SBFM,” collectively, the “Defendants”) based on the May 31, 2005 settlement order issued against the Defendants by the SEC described in the prospectus. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the advisor for the Smith Barney family of funds (the “Funds”), rescission of the Funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorneys’ fees and litigation expenses.

On October 5, 2005, a motion to consolidate the five actions and any subsequently-filed, related action was filed. That motion contemplates that a consolidated amended complaint alleging substantially similar causes of action will be filed in the future.

As of the date of this supplement, Citigroup Asset Management believes that resolution of the pending lawsuits will not have a material effect on the financial position or results of operations of the Funds or the ability of SBFM and its affiliates to continue to render services to the Funds under their respective contracts.

Appreciation Portfolio
Capital and Income Portfolio
Diversified Strategic Income Portfolio
Salomon Brothers Variable Aggressive Growth Fund
Equity Index Portfolio
Salomon Brothers Variable Growth & Income Fund
Fundamental Value Portfolio

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